June 2024 Corporate Presentation

2 Disclaimer Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of Neurogene, as well as assumptions made by, and information currently available to, management of Neurogene, including, but not limited to, statements regarding the therapeutic potential and utility, efficacy and clinical benefits of its programs, including its EXACTTM technology, NGN-401 and NGN-101; market opportunities for Neurogene's product candidates; the safety and tolerability profile of NGN-401 and NGN-101; trial designs, clinical development plans and timing for NGN-401 and NGN-101, including enrollment and dosing in both cohorts of the NGN- 401 Phase 1/2 clincal trial for Rett Syndrome, anticipated clinical data results in NGN-401 Phase 1/2 trial for Rett syndrome and anticipated clinical data results in NGN-101 Phase 1/2 trial for CLN5 Batten disease; anticipated impact of expansion of the Phase 1/2 trial for NGN-401, including the addition of a high dose Cohort 2 and expansion of the clinical trial into the United Kingdom and Australia; future interactions with U.S. or foreign regulatory authorities, including participation the Federal Drug Administration's START program; anticipated early-stage discovery and expectations regarding the initiation of future clinical trials for programs in development; and Neurogene's cash runway. 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The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC), as well as risk factors associated with companies, such as Neurogene, that operate in the biopharma industry. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Neurogene’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. 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In this Presentation, Neurogene relies on, and refers to, publicly available information and statistics regarding market participants in the sector in which Neurogene competes and other industry data. Any comparison of Neurogene to any other entity assumes the reliability of the information available to Neurogene. Neurogene obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Neurogene believes its internal research is reliable, such research has not been verified by any independent source and Neurogene has not independently verified the information. 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Neurogene is a Differentiated Clinical-Stage Company Utilizing EXACT Technology to Treat Complex Neurological Diseases 3 Novel EXACT technology designed to overcome key limitations of conventional gene therapy Internal manufacturing provides financial and strategic pipeline flexibility Pipeline addresses attractive market opportunities, including Rett syndrome Internal manufacturing provides financial and strategic pipeline flexibility 2H:26 cash runway enables operations beyond clinical inflection points $ EXACT: Expression Attenuation via Construct Tuning

Neurogene Clinical Stage Pipeline

Transgene Regulation | CNS + Ocular Delivery

Product Candidate	Indication	IND* Enabling	Phase I/2	Pivotal	Near-Term Expected Milestones
NGN-401	Rett Syndrome	→ (Transgene Regulation, through Phase I/2)			Interim Data 4Q:24, Additional Data 2H:25
NGN-101	CLN5 Batten Disease	→ (CNS + Ocular Delivery, through Phase I/2)			Interim Data 2H:24

*IND = investigational new drug.

Multiple discovery stage assets in development with plans to advance one program into the clinic in 2025

NEUROGENE

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Variable Gene Expression Inefficient Gene Delivery Developed to Solve the Limitations of Conventional Gene Therapy in Complex Neurological Disorders Select ICV delivery approach to maximize AAV9 distribution to target CNS tissues Novel, modular EXACT gene regulation technology and other regulatory elements designed to optimize transgene expression to maximize the therapeutic window Safety Limitations Novel and proprietary EXACT gene regulation technology designed to avoid transgene related toxicity associated with conventional gene therapy Design products to maximize potency and purity for potentially optimized efficacy/safety profile 5 Today’s Gene Therapy is Limited By: Neurogene’s Solutions: ICV = intracerebroventricular AAV = adeno-associated virus CNS = central nervous system

Wholly Owned and Fully Integrated In-House AAV Manufacturing 6 GMP Manufacturing Toxicology Batch Manufacturing Process Development Quality Assurance Quality Control Analytical Development • Flexibility to manufacture AAV product at low cost • Own product quality and development timelines • Process development expertise supports both HEK293 and Sf9/rBV manufacturing platforms • Flexibility to rapidly adapt CMC execution to program needs 42,000 sq ft facility in Houston, with 6,000 sq ft of cleanrooms Current research and clinical-grade manufacturing capabilities are designed for commercial-grade product to avoid potential future comparability challenges

Experienced Leadership Team 7 Rachel McMinn, Ph.D. Founder and CEO Christine Mikail, J.D. President and CFO Effie Albanis, M.D. SVP, Early Clinical and Translationall Research Andrew Mulberg, M.D. SVP, Regulatory Affairs Arvind Sreedharan SVP, Business Operations Stuart Cobb, Ph.D. CSO Management Team Ricardo Jimenez SVP, Technical Operations Julie Jordan, M.D. CMO

NGN-401 for Rett Syndrome Leveraging EXACT gene regulation technology

Rett Syndrome – Devastating Disorder with High Unmet Need



Genetics
- X-Linked disorder causing mutations in the gene encoding for methyl-CpG binding protein 2 (MeCP2)
- Unknown incidence in boys, but typically lethal by ~3 years of age due to no healthy copy of MeCP2

Compelling Market Opportunity
- U.S. prevalence - ~6,000-9,000 patients
- WW incidence - 1:10,000 females

High Unmet Need
- There are no approved treatments that address root cause of disease
- Significant unmet need remains for new treatment options

U.S. prevalence estimate based on published incidence rates; Laurvick CL, et al. J Pediatr 2006;148(3):347–35.
WW incidence estimate based on published incidence rates; Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.

NEUROGENE

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Rett Syndrome Treatment Requires Tight Transgene Regulation

Rett Syndrome*



Too little
gene expression drives disease

- ~50% of cells express WT levels of MeCP2
- ~50% are MeCP2 **deficient**



Balanced treatment goal

MeCP2 Duplication Disorder**



Too much
gene expression drives disease

- ~100% cells express **2x** MeCP2 levels

- Rett syndrome (RTT) is a severe neurological disorder caused by mosaic mutations in X-linked MeCP2 gene
- Mice modeling RTT recapitulate many neurological phenotypes observed clinically; disease reversibility has been demonstrated in both immature and mature adult animals

NGN-401 is designed to deliver therapeutic levels of MeCP2 to deficient cells while maintaining a non-toxic level in unaffected cells

NEUROGENE

*Represents female Rett syndrome; **Represents male duplication disorder; WT = wildtype
Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.

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Acts As a Genetic Thermostat, Limiting Transgene Expression 11 Protein Expressed EXACT miRNA controls transgene levels to targeted range Regulatory elements designed to avoid off- target effects EXACT is expected to enable gene therapy for Rett syndrome and other complex disorders Excess Transcript Destroyed

12 Designed to Widen Therapeutic Window and Enable Gene Therapy for Rett Syndrome ~50% of cells express WT levels of MeCP2 ~50% are MeCP2 deficient NGN-401 designed to provide therapeutic and tolerable levels of MeCP2 within this window Too low Rett Syndrome Too high MeCP2 Overexpression Toxicity Therapeutic and tolerable treatment window MeCP2 levels

NGN-401 Demonstrates Efficacy and Safety in Mecp2 Mouse Models 13 Survival in Male Knockout 0 5 10 15 20 25 30 35 40 45 50 0 25 50 75 100 Su rv iv al (% ) 9 23 37wks Age (weeks) 0 5 10 15 20 25 0 25 50 75 100 Age (weeks) Su rv iv al (% ) Survival in Female Het NGN-401 1e11 vg NGN-401 3e11 vg MECP2EXACT1 NGN-401 (regulated) MECP2 Unregulated Unregulated 1e11 vg Unregulated 3e11 vg WT + Vehicle Male or female + Vehicle Het=heterozygous for Mecp2, mirroring genetic makeup of human females with Rett syndrome ICV Delivery of NGN-401 Delivers Targeted MeCP2 Levels AAV9 capsid Non- mammalian miRNA Transgene Complimentary Recognition Site(s)Promoter

14ASGCT 2021 ICV Administration Resulted in Significantly Better Distribution Than IT-L To Key Areas of the Nervous System Underlying Rett Syndrome in NHPs Key Areas of Rett Syndrome Pathophysiology Autonomic Motor Speech Speech Motor tonomic

NGN-401 Preclinical Data Enabled Pediatric Clinical Approach 15 Promising efficacy, favorable safety profile DEMONSTRATED CONTROLLED MeCP2 LEVELS Robust MeCP2 levels to key brain areas PROVIDES TRANSLATIONAL FOUNDATION FOR HUMANS No evidence of off-target or MeCP2 tox GENERATED COMPREHENSIVE SAFETY PACKAGE Delivery of full-length MECP2 MAXIMIZES THERAPEUTIC POTENTIAL U.S. FDA, UK MHRA and Australian HREC cleared dosing directly into pediatric patients

Cardinal Clinical Features of Rett Syndrome

Inability to Communicate	Impaired Fine and Gross Motor Skills	Autonomic Dysfunction	Additional Disease Manifestations
• Loss of purposeful hand use & involuntary hand movements • Loss of spoken language	• Loss of hand function • Gait abnormalities • Ambulation requiring assistance or non-ambulatory	• Severe apnea episodes • Hyperventilation • Constipation • Difficulty swallowing • Sleep disturbance	• Seizures • Anxiety • Scoliosis • Muscle contractures

Birth — Normal

~1-4 yrs — Developmental delay; Regression of gained skills; Hand stereotypies

~4-10 yrs — "Relative" stability; Risk of scoliosis increases; Risk of seizures developing; Hand function loss

Adolescents to adults — GI tube placement common; Spinal fusion surgery common; Significant muscle rigidity/contractures; Increased mobility loss

NEUROGENE

Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.

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Phase 1/2 Trial for NGN-401 Designed to Inform Future Pivotal Clinical Trial


Currently enrolling
Cohort 2
N=8
Currently enrolling
Cohort 1
N=8

- **Cohort 1 dose of 1E15 vg (total), Cohort 2 dose of 3E15 vg (total)**
- **Cohorts to enroll concurrently**
- **Both doses within GLP toxicology safety margin**
- **Key assessments at 3, 6, 9 and 12 months, which include clinician and caregiver assessments – CGI-S, CGI-I and RSBQ**

Key Eligibility Criteria

- Female, age ≥4 to ≤10 years with Classic Rett syndrome
- Clinical diagnosis & genetic confirmation of pathogenic MeCP2 mutation
- Clinical Global Impression-Severity (CGI-S) score of 4-6

Efficacy Assessments of Interest

Autonomic Function	Objective device to monitor breathing
Hand Function	Physician assessment of improvement
Communication	Physician assessment of improvement
Gross Motor Function	Physician assessment of improvement

NEUROGENE
GLP = Good Laboratory Practice, CGI-I=Clinician Global Impression of Improvement, RSBQ=Rett syndrome behavior questionnaire (more details on Slide 36)

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NGN-401 Study Inclusion Criteria is Driven by Severity of Rett Syndrome Domains Under CGI-S

Limited impairment | **Modest impairment** | **Eligible for Phase 1/2 clinical trial**

Clinical domains	CGI-S=1	CGI-S=2	CGI-S=3	CGI-S=4	CGI-S=5	CGI-S=6	CGI-S=7
Language/ Communication	Normal	May have unusual features (eg echolalia, reading disability)	Phrases-sentences. May have conversations or echolalia	<5 words Babbles Makes choices 25%-50%	No words Babbles Makes choices ≤25%	Vocalizations Occasionally screams Rarely or makes no choices	No words No vocalizations Screams No choices
Ambulation	No impairment	Normal, may have slight evidence of dystonia/ ataxia/ dyspraxia	Walks, able to use stairs/run May ride tricycle or climb	Walks independently Unable to use stairs or run	Walks with assistance	Stands with support or independently May walk with support Sits independently or with support	Cannot sit Doesn't stand or walk
Hand use	Normal, no impairment	Normal, may have slight fine motor issue	Bilateral pincer grasp. May use pen to write but has fine motor issues like tremor	Reaches for objects, raking grasp or unilateral pincer May use utensils/cup	Reaches No grasps	Rarely-occasionally reaches out No grasp	None
Social (eye contact)	Normal	Occasional eye gaze avoidance	Appropriate eye contact, >30s	Eye contact <20s	Eye contact <10s	Eye contact, inconsistent 5s	None
Autonomic	None	Minimal	No or minimal breathing abnormalities (<5%) warm, pink extremities	Breathing dysrhythmia <50% No cynanosis Cool UE, Pink LE	Breathing dysrhythmia 50% No cynanosis Cold UE, Pink LE	Breathing dysrhythmia 50-100% May have cynanosis Cool UE or LE, may be blue	Breathing dysrhythmia constantly with cyanosis Cold UE and LE, Mottled/blue
Seizures	None	None or controlled	None, with or without meds	Monthly-weekly	Weekly	Weekly-daily	Daily
Attentiveness	Normal	Occasional inattention	Attentive to conversation, follows commands	50-100%	50%	<50%	0%

Low-dose NGN-401 Continues to Show a Favorable Safety Profile; High-dose NGN-401 Well-Tolerated

Baseline Characteristics and Safety Data from First Three Participants Dosed in Low-Dose Cohort

	Low-Dose Cohort 1 (1E15 vg)		
	Participant 1	**Participant 2**	**Participant 3**
Age at Dosing	7 years old	4 years old	6 years old
Race	Asian	White	White
MECP2 mutation	Mild	Severe	Severe
Time post-NGN-401 administration	~11 months	~8 months	~5 months

- All treatment-emergent adverse events (TEAEs) related to NGN-401 have been **mild/Grade 1** and transient or resolving, and most AEs are known potential risks of AAV
- There have been **no treatment-emergent or ICV procedure-related serious AEs (SAEs)**
- **No signs or symptoms indicative of MeCP2 overexpression toxicity** have been reported in any participant, including Patient 1 who has a mild variant predicted to result in residual MeCP2 expression

First high-dose participant dosed in May;
High-dose NGN-401 has been well-tolerated thus far with an early favorable safety profile

NEUROGENE

Data cut-off date for first three low-dose participants: May 31, 2024
Presented at IRSF ASCEND 2024

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NGN-401 Selected by FDA for START Pilot Program to Accelerate Development 20 NGN-401 chosen for the Support for Clinical Trials Advancing Rare Disease Therapeutics (START) Pilot Program Selection criteria included potential for clinical benefit and clinical development and CMC program readiness START provides enhanced communications with FDA staff to accelerate program development and generate high quality and reliable data to support a future marketing application START applications required development plans and current status of: Clinical Chemistry, manufacturing and controls (CMC) Non-clinical development

2024 Anticipated Key Milestones  Expand ongoing Phase 1/2 clinical trial in 1H:24 to enroll a larger cohort of patients  Selected for FDA START Pilot Program to accelerate development  Initiate dosing of Cohort 2 in 2Q:24  Complete dosing of Cohort 1 in 2H:24  Interim Phase 1/2 clinical data 4Q:24  Additional Phase 1/2 clinical data from expanded low dose and high dose cohorts in 2H:25 Phase 1/2 Clinical Trial Status  First patient dosed 3Q:23, second patient dosed 4Q:23, third patient dosed 1Q:24  No treatment-emergent, procedure-related serious adverse events or overexpression toxicity observed to date NGN-401 Phase 1/2 Clinical Trial Status Update and Anticipated Milestones 21

NGN-101 for CLN5 Batten Disease Treating both CNS and vision through dual route of administration

CLN5 Batten Disease - Fatal, Neurodegenerative Disease With No Disease-Specific Treatment Options 23 CLN5 Batten disease has no available treatment options Brineura, approved globally for a similar indication, CLN2, has transformed clinical outcomes in Batten disease Simonati A et al, Phenotype and natural history of variant late infantile ceroid-lipofuscinosis 5. Dev Med Child Neurol. 2017 Aug;59(8):815-821.

NGN-101 Dual Delivery Supported by Compelling Preclinical Data 24 Dual route of administration First clinical gene therapy study targeting both neurodegeneration and vision loss 0 5 10 15 20 25 0 10 20 30 Age (months) C lin ic al s co re (/ 24 ) CLN5+/- Control CLN5-/- Untreated CLN5-/- High Dose NGN-101 dosing (ICV+IVT) in CLN5 knockout sheep Combination dosing leads to halting of disease progression CLN5+/- Control CLN5-/- Untreated CLN5-/- Treated NGN-101 dosing NGN-101 product design Promoter Full length Human CLN5 AAV9 capsid IVT = Intravitreal

Clinical Study Design For NGN-101 Addresses Vision and CNS 25 Cohort 1 Cohort 3 N=2 N=3 Fully enrolled Low dose Currently enrolling High dose • Dose selection based on sheep studies showing significant treatment effects • Key assessments every 6 and 12 months • Age ≥3 to ≤9 years • Genetic diagnosis of CLN5 • Onset of disease ≤5 years of age • Score of ≥1 on the Hamburg motor domain at minimum, the equivalent of 20/200 visual acuity or better at the time of screening Efficacy Endpoints/Markers of Interest Optical Coherence Tomography (OCT) Preservation of key retinal layers is a leading indicator of vision stability Visual Acuity Stability in treated eye vs. worsening in untreated eye could provide evidence of clinical benefit Hamburg Motor Scale Scale has been used previously to support BMRN’s ERT Brineura® for CLN2 disease Key Eligibility Criteria ERT = Enzyme replacement therapy Cohort 2 N=1 Fully enrolled Mid dose

NGN-101 — Defining a Registration Path 26 Plan to request FDA meeting in 2H:24 to align on clinical requirements for streamlined registration FDA meeting focused on finalizing CMC plans completed 4Q:23 FDA alignment on proposed comparability strategy for using Neurogene-made material with substantially improved profile to Phase 1/2 drug product Improved Manufacturing Process FDA accepted proposed potency assay strategy, a first milestone in determining continuation of the program Potency Assay Complete enrollment of high dose cohort in 2024 Continue collection of clinical trial data on vision and motor for analysis Ongoing natural history data analysis Alignment with FDA on streamlined registration pathway required to move program forward

Key Anticipated Milestone Events

Key Upcoming Anticipated Milestones and Pipeline Developments Rett syndrome (NGN-401)  Expand ongoing Phase 1/2 clinical trial in 1H:24 to enroll a larger cohort of patients  Interim Phase 1/2 clinical data 4Q:24  Additional Phase 1/2 clinical data from expanded low dose and high dose cohorts in 2H:25 CLN5 Batten disease (NGN-101)  Interim Phase 1/2 clinical data in 2H:24  Engage in FDA discussions regarding a streamlined registrational pathway in 2H:24 Early-stage discovery  Advance one program into the clinic (2025) 28 Approximately $170 million cash on hand as of March 31, 2024, expected to fund operations into 2H:26

29 Why Neurogene? Unlocking multi-billion dollar neurological disease markets Proprietary capabilities and technology enable addressing complex diseases Strategy focused on efficiency and maximizing probability of success Leadership team with deep operational, technological and clinical experience Strong balance sheet and fiscally disciplined approach

Appendix

Rett Syndrome Primarily Results from Loss of MECP2 Function in the Brain, Making the Brain the Key Target Area for Gene Therapy • Limiting expression of MeCP2 to only the brain/spinal cord results in a near normal mouse • NHP biodistribution study shows 10-100x greater distribution for ICV/ICM compared to IT-L • Delivery of NGN-401 via ICV chosen to maximize MECP2 expression in the brain 31 Ross et al., 2016 Hum. Mol. Genetics. PMID: 28173151 NHP data from ASGCT 2021 Annual meeting May 11-14 Peripheral Mecp2 Knock Out Mouse NHP AAV9 Biodistribution Across Key Brain areas Mecp2 Knockout Peripheral knockout WT

Delivers Consistent Levels of MECP2 Expression on Cell- by-Cell Basis 32 Conventional NGN-MECP2 Achieves Narrow Expression of MECP2* 0 50 100 150 200 0 200 400 600 800 1000 Intensity (AU) Nu m be r o f c el ls Unregulated Regulated EXACT GTx Conventional GTx *mouse cortex immunohistochemistry

NGN-401 Demonstrates Tight MECP2 Regulation That Translates to Compelling Outcomes in a Knockout Mouse Model 33 0 5 10 15 20 25 30 35 40 45 50 0 25 50 75 100 Su rv iv al (% ) Survival 9 23 37wks Age (weeks) *RTT scored 0-5 for six domains: mobility, gait, clasping, breathing, tremor, body condition 0 5 10 15 20 25 30 0 5 10 15 20 25 30 RT T sc or e Clinical Score* NGN-401 1e11 vg NGN-401 3e11 vg Age (weeks) Key domains improved: • Motor • Gait • Breathing ICV Delivery of NGN-401 Delivers Targeted MeCP2 Levels AAV9 capsid Non- Mammalian miRNA Transgene Complimentary recognition site(s)Promoter

NGN-401 low dose NGN-401 high dose AAV9-RTT251 low dose AAV9-RTT251 high dose NGN-401 Via ICV Delivery Well Tolerated in Multiple Studies While Conventional Unregulated Gene Therapy is Toxic 34 NOTE: toxicity scoring developed to capture phenotypes associated with MeCP2 overexpression including general condition, tremor, loss of limb use. *Regulated includes NGN-401 and another EXACT vector; data at 30 days NCV=nerve conduction velocity; NHP = non-human primates NGN-401 Well Tolerated in Female Mouse Model, Unregulated MeCP2 Highly Toxic NGN-401 Well Tolerated in NHP studies, While Unregulated MeCP2 Demonstrates Early Toxicity Tight mRNA Levels in NHPs for NGN-401, While Unregulated Has Substantially Greater Variance NCV unaltered NCV reduced >3m/s Complete loss of NCV response Unregulated 32 1 Regulated* 13 2 0 5 10 15 20 25 0 1 2 3 4 5 6 Age (weeks) To xi ci ty s co re WT Vehicle (n=20) Het Vehicle (n=13) NGN-401 1e11 vg (n=11) NGN-401 3e11 vg (n=17) Unregulated 1e11 vg (n=9) Unregulated 3e11 vg (n=10) 0 5 10 15 20 25 0 25 50 75 100 Age (weeks) Su rv iv al (% ) Frontal Corte x Motor C orte x Sen so ry Corte x Hippoca mpus Stria tum Thala mus Midbrai n Pons Cere bell um Spinal Cord Live r 0 1 2 3 4 5 50 100 150 Fo ld c ha ng e ov er N G N -4 01 (c op ie s pe r u g R N A) NGN-401 3.7 × 1013 vg NGN-401 1.1 × 1014 vg Unregulated 3.7 × 1013 vg Unregulated 1.1 × 1014 vg

NGN-401 Distribution and Expression Levels in NHPs Support Encouraging Profile for Human Testing 35 • NGN-401 distributes to key regions underlying RTT pathophysiology in WT non-human primates • Degree of mRNA expression tracks vector genome biodistribution of AAV9 across key brain regions • Aggregate transgene expression below levels of endogenous MECP2 mRNA (100% of cells), avoiding overexpression concerns Motor C orte x Frontal Corte x Sen so ry Corte x Hippoca mpus Cere bell um Midbrai n Thala mus Pons Cerv ica l S pinal Cord 101 102 103 104 105 106 107 108 vg /μ g DN A NGN-401 low doseNGN-401 high dose Seizure Speech Behavior Motor Sensory motor Autonomic Vector biodistribution NGN-401 mRNA Expression Levels Below Endogenous Vector Biodistribution with ICV Administration Addresses Key Areas of the Brain Affected in Rett Syndrome Endogenous MECP2 NGN-401 3.7e13 vg NGN-401 1.1e14 vg Motor C orte x Frontal Corte x Sen so ry Corte x Hippoca mpus Cere bell um Midbrai n Thala mus Pons Cerv ica l S pinal Cord 101 102 103 104 105 106 107 108 co pi es /μ g RN A

GLP Toxicology in NHPs Support Favorable Safety Profile 36 • NGN-401 evaluated in GLP NHP toxicology study with 90-day and 180-day cohorts • No signs or symptoms of MeCP2 overexpression observed • >4x safety margin relative to NGN-401 clinical starting dose in Phase 1/2 • Overall toxicology profile consistent with typical profile of intra-CSF administered AAV9 product • Slight to minimal non-adverse pathology detected in the dorsal root ganglion (DRG) nerves • Early and transient liver enzyme elevations observed, which resolved quickly without intervention

Explanation of CGI-I and RSBQ 37 CGI-I (Clinician Global Impression of Improvement) 1=Very much Improved 2=Much Improved 3=Minimally Improved 7=Very much Worsened 6=Much Worse 5=Minimally Worse RSBQ (Rett Syndrome Behavior Questionnaire) 4=No Change Domain Total Possible Points (90) General mood 16 Breathing problems 10 Hand behaviors 12 Repetitive face movements 8 Body rocking and expressionless face 12 Nighttime behaviors 6 Fear/anxiety 8 Walking/standing 4 Other 14 Score Definition 0 not true 1 somewhat or sometimes true 2 very true